Exhibit 10.20

THIRD AMENDMENT TO OFFICE LEASE AGREEMENT

This THIRD AMENDMENT TO OFFICE LEASE AGREEMENT (this “Third Amendment”) is made and entered into as of the 22nd day of August, 2012, by and between KR LAKEVIEW, LLC, a Delaware limited liability company (“Landlord”), and TABLEAU SOFTWARE, INC., a Delaware corporation (“Tenant”).

R E C I T A L S :

A. Landlord, as successor in interest to BBK Lake View, LLC, a Delaware limited liability company, itself successor in interest to Michael R. Mastro, a married man as his separate estate, and Tenant are parties to that certain Lease Agreement dated February 19, 2009 (“Original Lease”), as amended by that certain First Amendment to Office Lease Agreement dated as of April 3, 2009 (the “First Amendment”), and that certain Second Amendment to Office Lease Agreement dated as of March 24, 2011 (the “Second Amendment”), whereby Landlord leases to Tenant and Tenant leases from Landlord that certain premises containing 48,021 rentable square feet of space comprising (a) 31,751 rentable square feet of space commonly known as Suite 400 and located on the fourth (4th) floor of that certain building located at 837 N. 34th Street, Seattle, Washington (the “Building”), and (b) 16,270 rentable square feet of space commonly known as Suite 200 located on the second (2nd) floor of the Building (collectively, the “Existing Premises”). The Original Lease, the First Amendment and the Second Amendment shall collectively be referred to as the “Lease.”

B. Tenant desires to expand the Existing Premises to include 6,652 rentable square feet of space located on the second (2nd) floor of the Building commonly known as Suite 210 as delineated on Exhibit A attached hereto and made a part hereof (the “Third Amendment Expansion Premises”), and to otherwise amend the Lease on the terms and conditions contained herein.

A G R E E M E N T :

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Capitalized Terms. Each capitalized term when used herein shall have the same respective meanings as is given such term in the Lease unless expressly provided otherwise in this Third Amendment.

2. Expansion of Existing Premises. Effective as of September 1, 2012 (the “Third Amendment Expansion Commencement Date”), Tenant shall lease from Landlord and Landlord shall lease to Tenant the Third Amendment Expansion Premises. Consequently, effective upon the Third Amendment Expansion Commencement Date, the Existing Premises shall be increased to include the Third Amendment Expansion Premises. Tenant hereby acknowledges and agrees that the Third Amendment Expansion Premises is currently occupied by an existing tenant (whose lease with respect to the Third Amendment Expansion Premises is scheduled to terminate effective as of August 31, 2012), and that Landlord shall have no liability to Tenant for any damages, nor shall this Third Amendment be void or voidable as a result of any delay in delivering possession of the Third Amendment Expansion Premises to Tenant following the expiration of such existing tenant’s lease. Notwithstanding any provision to the contrary contained in this Third Amendment, Landlord and Tenant hereby acknowledge and agree that the Third Amendment Expansion Commencement Date shall be extended on a day-for-day basis for each day during the period commencing September 2, 2012, and ending on the date upon which Landlord delivers possession of the Third Amendment Expansion Premises to Tenant (in which case Tenant’s obligations with respect to the Third Amendment Expansion Premises shall commence as of the date Landlord delivers possession of the Third Amendment Expansion Premises to Tenant (as opposed to as of the date originally slated to be the Third Amendment Expansion Commencement Date in this Section 2)). Landlord and Tenant hereby acknowledge that such addition of the Third Amendment Expansion Premises to the Existing Premises shall, effective as of the Third Amendment Expansion Commencement Date, increase the size of the Premises to 54,673 rentable square feet of space. Landlord acknowledges that the rentable square footage of the Third Amendment Expansion Premises has been calculated by Stevenson Systems, Inc. using Office Buildings: Standard Methods of Measurement and Calculating Rentable Area—2010 (Method A) (ANSI/BOMA Z65.1-2010), and its accompanying guidelines (collectively, “BOMA”). The Existing Premises and the Third Amendment Expansion Premises may hereinafter collectively be referred to as the “Premises.”

3. Term of Tenant’s Lease of the Third Amendment Expansion Premises. The term of Tenant’s lease of the Third Amendment Expansion Premises (the “Third Amendment Expansion Term”) shall commence on the Third Amendment Expansion Commencement Date and shall expire coterminously with Tenant’s Lease of the Existing Premises on the Extended Expiration Date (i.e., June 30, 2015), unless sooner terminated as provided in the Lease, as hereby amended.

4. As-Is Condition of Premises.

4.1 As-Is Condition of the Existing Premises/No Known Defaults. Tenant acknowledges that Tenant shall, pursuant to the terms of the Lease, continue to accept the Existing Premises in its presently existing, “as is” condition, and Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Existing Premises, except as expressly provided for in the Lease. Tenant acknowledges and agrees that, to Tenant’s knowledge, Landlord is not in default or violation of any covenant, provision, obligation, agreement or condition contained in the Lease.

4.2 As-Is Condition of Third Amendment Expansion Premises. Tenant shall accept the Third Amendment Expansion Premises in its presently existing, “as-is” condition, and Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Third Amendment Expansion Premises; provided, however, the Third Amendment Expansion Premises shall, as of the date of delivery of the Expansion Premises by Landlord to Tenant, be in substantially the same condition as it is as of the date of this Third Amendment (excepting the existing tenant’s furniture, fixtures, equipment and other items of its personal property). Except as expressly stated in this Third Amendment, Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Third Amendment Expansion Premises or with respect to the suitability of the foregoing for the conduct of Tenant’s business.

5. Base Rent.

5.1 Existing Premises. Tenant shall continue to pay to Landlord Monthly Base Rent for the Existing Premises through the Extended Expiration Date pursuant to the terms and conditions of the Lease.

5.2 Third Amendment Expansion Premises. Commencing on the Third Amendment Expansion Commencement Date and continuing through the Third Amendment Expansion Term, Tenant shall pay to Landlord Monthly Base Rent for the Third Amendment Expansion Premises as follows, but otherwise in accordance with the terms and conditions contained in the Lease:

Period During Third Amendment Expansion Term	Annual Base Rent for the Third Amendment Expansion Premises	Monthly Base Rent for the Third Amendment Expansion Premises	Annual Rental Rate per Rentable Square Foot of the Third Amendment Expansion Premises
September 1, 2012—May 31, 2013	$186,256.00	$15,521.33	$28.00
June 1, 2013—May 31, 2014	$191,245.00	$15,937.08	$28.75
June 1, 2014—May 31, 2015	$196,234.00	$16,352.83	$29.50
June 1, 2015—June 30, 2015	$201,223.00	$16,768.58	$30.25

6. Operating Expenses.

6.1 Existing Premises. Tenant shall continue to pay Operating Expenses through the Extended Expiration Date pursuant to the terms of the Lease.

6.2 Third Amendment Expansion Premises. Commencing as of the Third Amendment Expansion Commencement Date, and continuing through the Extended Expiration Date, Tenant shall pay to Landlord Tenant’s Pro Rata Share of Operating Expenses attributable to the Third Amendment Expansion Premises in accordance with the terms of the Lease; provided, Tenant’s Pro Rata Share of Operating Expenses for the Third Amendment Expansion Premises equals 5.9616%.

7. Security Deposit. Notwithstanding anything in the Lease to the contrary, the Security Deposit held by Landlord pursuant to the Lease, as amended hereby, shall equal One Hundred Thirty-Three Thousand Five Hundred Thirty and 50/100 Dollars ($133,530.50). Landlord and Tenant acknowledge that, in accordance with the terms of the Lease, Tenant has previously delivered the sum of One Hundred Eleven Thousand Nine Hundred Seventeen and 50/100 Dollars ($111,917.50) to Landlord as security for the faithful performance by Tenant of the terms, covenants and conditions of the Lease. Concurrently with Tenant’s execution of this Third Amendment, Tenant shall deposit with Landlord an amount equal to Twenty-One Thousand Six Hundred Thirteen and 00/100 Dollars ($21,613.00) to be held by Landlord as a part of the Security Deposit. To the extent that the total amount held by Landlord at any time as security for the Lease, as amended, is less than One Hundred Thirty-Three Thousand Five Hundred Thirty and 50/100 Dollars ($133,530.50), Tenant shall pay the difference to Landlord pursuant to the terms of the Lease.

8. Parking. Effective as of the Third Amendment Expansion Commencement Date and continuing through the Extended Expiration Date, Tenant shall be entitled to rent up to sixteen (16) unreserved parking passes pursuant to the terms of the Lease in connection with Tenant’s lease of the Third Amendment Expansion Premises (the “Third Amendment Expansion Parking Passes”).

9. No Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation and consummation of this Third Amendment and that they know of no real estate broker, agent or finder who is, or might be, entitled to a commission or compensation in connection with this Third Amendment. Each party agrees to indemnify and defend the other party against, and hold the other party harmless from, any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including, without limitation, reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent in connection with this Third Amendment. The terms of this Section 9 shall survive the expiration or earlier termination of the Lease, as amended.

10. Notices. Notwithstanding any provision to the contrary contained in the Lease, all notices required or permitted to be given to Landlord under the Lease, as amended hereby, shall be addressed to Landlord, as follows:

KR Lakeview, LLC,

c/o Kilroy Realty Corporation

12200 West Olympic Boulevard, Suite 200

Los Angeles, California 90064

Attention: Legal Department

with copies to:

Kilroy Realty Corporation

12200 West Olympic Boulevard, Suite 200

Los Angeles, California 90064

Attention: Mr. John Fucci

and

Kilroy Realty Corporation

601 108th Avenue NE, Suite 1560

Bellevue, Washington 98004

Attention: Mr. David Pingree

and

Kilroy Realty Corporation

601 108th Avenue NE, Suite 1560

Bellevue, Washington 98004

Attention: Mr. J. Michael Shields

and

Allen Matkins Leck Gamble Mallory & Natsis LLP

1901 Avenue of the Stars, Suite 1800

Los Angeles, California 90067-6019

Attention: Anton N. Natsis, Esq.

11. Third Amendment Expansion Premises Signage.

11.1 Building Directory (Third Amendment Expansion Premises). A building directory is located in the lobby of the Building. Tenant shall have the right, at Landlord’s sole cost and expense as to Tenant’s initial name strip, to designate one (1) name strip on such directory for the Third Amendment Expansion Premises, and any subsequent changes to such initial name strip pertaining to the Third Amendment Expansion Premises shall be at Tenant’s sole cost and expense following Tenant’s receipt of Landlord’s consent thereto (which consent may be withheld in Landlord’s sole and absolute discretion).

11.2 Suite Signage (Third Amendment Expansion Premises). Tenant shall be entitled, initially at Landlord’s sole cost and expense, to identification signage outside of the Third Amendment Expansion Premises on the floor on which the Third Amendment Expansion Premises is located (including directional signage on the floor on which the Third Amendment Expansion Premises is located). The location, quality, design, style, lighting and size of such signage shall be consistent with the Landlord’s Building standard signage program and shall be subject to Landlord’s prior written approval, in its sole discretion. Any subsequent changes to such initial suite signage pertaining to the Third Amendment Expansion Premises shall be at Tenant’s sole cost and expense following Tenant’s receipt of Landlord’s consent thereto (which consent may be withheld in Landlord’s sole and absolute discretion).

12. Counterparts. This Third Amendment may be executed in multiple counterparts and each counterpart, when fully executed and delivered, shall constitute an original instrument and all such multiple counterparts shall constitute but one and the same instrument.

13. Conflict; No Further Modification. In the event of any conflict between the Lease and this Third Amendment, the terms and provisions of this Third Amendment shall prevail. Except as specifically set forth in this Third Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, this Third Amendment has been executed as of the day and year first above-written.

“Landlord”:

KILROY REALTY, L.P.,
a Delaware Limited Partnership,
Manager for KR LAKEVIEW, LLC

By: KILROY REALTY CORPORATION, a Maryland Corporation doing business in the State of Washington as Kilroy Realty Northwest Corporation its General Partner

By:	/s/ Jeffrey C. Hawken
Name: Jeffrey C. Hawken
Its: Executive Vice President, Chief Operating Officer

By:	/s/ John T. Fucci
Name: John T. Fucci
Its: Sr. Vice President Asset Management

“Tenant”:

TABLEAU SOFTWARE, INC., a Delaware corporation

By:	/s/ Thomas E. Walker, Jr.
Name: Thomas E. Walker, Jr.
Its: CFO

By:	/s/ Keenan Conder
Name: Keenan Conder
Its: VP, General Counsel

NOTARY PAGES

STATE OF Washington	)
) ss.
COUNTY OF King	)

I certify that I know or have satisfactory evidence that Thomas E. Walker, Jr. is the person who appeared before me, and said person acknowledged that (he/she) signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it as the CFO of TABLEAU SOFTWARE, INC., a Delaware corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: 23 August 2012
/s/ Tiffany Dawn Ash
(Signature)
(Seal or stamp)
Title:
Notary Public in and for the State of Washington
My appointment expires: November 01, 2015

STATE OF Washington	)
) ss.
COUNTY OF King	)

I certify that I know or have satisfactory evidence that Keenan Conder is the person who appeared before me, and said person acknowledged that (he/she) signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it as the General Counsel of TABLEAU SOFTWARE, INC., a Delaware corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: 23 August 2012
/s/ Tiffany Dawn Ash
(Signature)
(Seal or stamp)
Title:
Notary Public in and for the State of Washington
My appointment expires: November 01, 2015

STATE OF CALIFORNIA	)
)
COUNTY OF LOS ANGELES	)

On August 29, 2012, before me, James K. Doyle, a Notary Public, personally appeared John T. Fucci, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ James K. Doyle, Notary Public (Seal)

STATE OF CALIFORNIA	)
)
COUNTY OF LOS ANGELES	)

On August 29, 2012, before me, James K. Doyle, a Notary Public, personally appeared Jeffrey C. Hawken, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ James K. Doyle, Notary Public (Seal)

1.

EXHIBIT A

LAKE VIEW BUILDING

OUTLINE OF THIRD AMENDMENT EXPANSION PREMISES

1.